Exhibit 99.2

Pilgrim’s Pride Corporation

Net Sales by Primary Market Line

for Quarters Ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products.   We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Fiscal Quarters ended
	March 29,	December 28,	September 28,	June 29,	Mar 30	Dec 29	Sept 29,	June 30,	Mar 31,	Dec 30,	Sept 30,	July 1,	April 1,	Jan 1,
	2003	2002	2002	2002	2002	2001	2001	2001	2001 (a)	2000	2000	2000	2000	2000
	(in thousands)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$184,802	$170,048	$170,700	$171,568	$161,171	$156,417	$166,891	$156,859	$160,349	$147,975	$145,294	$165,577	$139,859	$138,665
Retail	$41,202	$35,425	$41,357	$44,438	$37,691	$34,813	$32,204	$30,350	$26,029	$14,618	$16,661	$8,874	$10,698	$11,422
Total Prepared Foods	$226,004	$205,473	$212,057	$216,006	$198,862	$191,230	$199,095	$187,209	$186,378	$162,593	$161,955	$174,451	$150,557	$150,087

Fresh Chicken:
Foodservice	$107,250	$101,749	$109,058	$115,080	$107,795	$116,444	$121,700	$165,413	$62,047	$38,464	$46,205	$54,691	$51,951	$49,345
Retail	$65,405	$59,668	$68,505	$68,619	$63,113	$58,187	$65,925	$43,974	$78,608	$36,187	$37,673	$39,758	$37,021	$34,525
Total Fresh Chicken	$172,655	$161,417	$177,563	$183,699	$170,907	$174,632	$187,625	$209,386	$140,655	$74,651	$83,878	$94,449	$88,972	$83,870
Export and Other
Prepared Foods	$6,494	$5,213	$7,905	$7,839	$7,360	$7,423	$6,290	$6,450	$4,793	$1,379	$1,466	$1,378	$1,050	$701
Chicken-Other	$17,341	$17,931	$19,861	$19,782	$21,479	$32,453	$34,179	$19,939	$24,514	$27,203	$16,250	$12,695	$13,108	$15,519
Total Export and Other	$23,835	$23,145	$27,767	$27,621	$28,839	$39,877	$40,469	$26,389	$29,307	$28,582	$17,716	$14,073	$14,158	$16,221
Total U.S. Chicken	$422,493	$390,035	$417,387	$427,325	$398,609	$405,738	$427,189	$422,984	$356,340	$265,826	$263,549	$282,973	$253,687	$250,178

Mexico:(b)	$85,403	$88,091	$81,260	$80,308	$75,674	$86,528	$76,055	$84,078	$70,447	$72,853	$73,176	$75,686	$71,804	$64,939
Total Chicken Sales	$507,896	$478,126	$498,647	$507,632	$474,282	$492,266	$503,244	$507,063	$426,787	$338,679	$336,725	$358,659	$325,491	$315,117

Total Prepared Foods	232,498	210,686	219,963	223,845	206,222	$198,653	$205,385	$193,659	$191,172	$163,972	$163,421	$175,829	$151,607	$150,788

Turkey Sales:
Prepared Foods:
Foodservice	$24,100	$24,198	$29,729	$29,732	$34,082	$41,109	$30,915	$38,535	$18,561	—	—	—	—	—
Retail	$6,394	$5,013	$14,284	$14,723	$11,803	$13,829	$18,235	$15,970	$14,477	—	—	—	—	—
Total Prepared Foods	$30,495	$29,211	$44,013	$44,454	$45,884	$54,938	$49,150	$54,504	$33,038	—	—	—	—	—

Fresh Turkey:
Foodservice	$13,545	$12,568	$9,797	$5,561	$7,970	$12,792	$6,911	$6,141	$5,567	—	—	—	—	—
Retail	$15,507	$49,401	$25,402	$23,585	$15,498	$43,097	$27,898	$22,947	$20,802	—	—	—	—	—
Total Fresh Turkey	$29,052	$61,969	$35,199	$29,146	$23,468	$55,888	$34,809	$29,088	$26,369	—	—	—	—	—
Export and Other	—	—	—	—	—
Prepared Foods	$486	$785	$711	$473	$564	$1,110	$851	$941	$641	—	—	—	—	—
Turkey-Other	$2,376	$2,414	$2,910	$2,582	$2,310	$4,468	$3,805	$2,846	$2,792	—	—	—	—	—
Total Export and Other	$2,862	$3,199	$3,621	$3,055	$2,874	$5,578	$4,656	$3,788	$3,433	—	—	—	—	—

Total Turkey Sales	$62,408	$94,379	$82,833	$76,656	$72,226	$116,404	$88,615	$87,380	$62,840	—	—	—	—	—

Total Prepared Foods	$30,981	$29,995	$44,724	$44,927	$46,448	$56,048	$50,001	$55,446	$33,679	—	—

Sale of Other Products
U.S.	$52,801	$48,523	$52,846	$48,330	$49,543	$42,972	$45,843	$45,719	$46,569	$41,725	$36,706	$27,940	$42,843	$34,201
Mexico (b)	$7,488	$6,377	$5,494	$4,498	$4,702	$4,388	$3,548	$5,674	$5,397	$5,627	$5,945	$5,380	$4,926	$5,507
Total Other Products	$60,289	$54,900	$58,340	$52,828	$54,245	$47,360	$49,391	$51,393	$51,966	$47,353	$42,650	$33,320	$47,769	$39,708
Total Net Sales	$630,592	$627,405	$639,819	$637,116	$600,753	$656,030	$641,249	$645,836	$541,593	$386,032	$379,375	$391,979	$373,260	$354,825

(a)  The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b)  Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.

Amounts reclassified by quarter were:	$ —	$ 123	$ —	$ —	$ —	$ 7	$ 11	$ 10	$ 10	$ 146	$ 132	$ 121	$ 135	$354,825

	Fiscal Quarters ended
	March 29,	December 28,	September 28,	June 29,	Mar 30	Dec 29	Sept 29,	June 30,	Mar 31,	Dec 30,	Sept 30,	July 1,	April 1,	Jan 1,
	2003	2002	2002	2002	2002	2001	2001	2001	2001 (a)	2000	2000	2000	2000	2000
	(in thousands)
Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	43.7%	43.6%	40.9%	40.1%	40.4%	38.6%	39.1%	37.1%	45.0%	55.7%	55.1%	58.5%	55.1%	55.4%
Retail	9.8%	9.1%	9.9%	10.4%	9.5%	8.6%	7.5%	7.2%	7.3%	5.5%	6.3%	3.1%	4.2%	4.6%
Total Prepared Foods	53.5%	52.7%	50.8%	50.5%	49.9%	47.1%	46.6%	44.3%	52.3%	61.2%	61.5%	61.6%	59.3%	60.0%

Fresh Chicken:
Foodservice	25.4%	26.1%	26.1%	26.9%	27.0%	28.7%	28.5%	39.1%	17.4%	14.5%	17.5%	19.3%	20.5%	19.7%
Retail	15.5%	15.3%	16.4%	16.1%	15.8%	14.3%	15.4%	10.4%	22.1%	13.6%	14.3%	14.1%	14.6%	13.8%
Total Fresh Chicken	40.9%	41.4%	42.5%	43.0%	42.9%	43.0%	43.9%	49.5%	39.5%	28.1%	31.8%	33.4%	35.1%	33.5%
Export and Other
Prepared Foods	1.5%	1.3%	1.9%	1.8%	1.8%	1.8%	1.5%	1.5%	1.3%	0.5%	0.6%	0.5%	0.4%	0.3%
Chicken-Other	4.1%	4.6%	4.8%	4.6%	5.4%	8.0%	8.0%	4.7%	6.9%	10.2%	6.2%	4.5%	5.2%	6.2%
Export and Other	5.6%	5.9%	6.7%	6.5%	7.2%	9.8%	9.5%	6.2%	8.2%	10.8%	6.7%	5.0%	5.6%	6.5%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	38.6%	25.6%	35.9%	38.8%	47.2%	35.3%	34.9%	44.1%	29.5%	—	—	—	—	—
Retail	10.2%	5.3%	17.2%	19.2%	16.3%	11.9%	20.6%	18.3%	23.0%	—	—	—	—	—
Total Prepared Foods	48.9%	31.0%	53.1%	58.0%	63.5%	47.2%	55.5%	62.4%	52.6%	—	—	—	—	—

Fresh Turkey:
Foodservice	21.7%	13.3%	11.8%	7.3%	11.0%	11.0%	7.8%	7.0%	8.9%	—	—	—	—	—
Retail	24.8%	52.3%	30.7%	30.8%	21.5%	37.0%	31.5%	26.3%	33.1%	—	—	—	—	—
Total Fresh Turkey	46.6%	65.7%	42.5%	38.0%	32.5%	48.0%	39.3%	33.3%	42.0%	—	—	—	—	—
Export and Other
Prepared Foods	0.8%	0.8%	0.9%	0.6%	0.8%	1.0%	1.0%	1.1%	1.0%	—	—	—	—	—
Turkey-Other	3.8%	2.6%	3.5%	3.4%	3.2%	3.8%	4.3%	3.3%	4.4%	—	—	—	—	—
Export and Other	4.6%	3.4%	4.4%	4.0%	4.0%	4.8%	5.3%	4.3%	5.5%	—	—	—	—	—
Total U.S. Turkey	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—	—	—	—	—

(a)  The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

Pilgrim’s Pride Corporation

Selected Financial Data

for fiscal years ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	Fiscal Years ended
	2002	2001 (a)	2000	1999 (b)	1998	1997	1996	1995	1994	1993 (b)	1992
	(in thousands except per share data)
Income Statement Data:
Net sales	$2,533,718	$2,214,712	$1,499,439	$1,357,403	$1,331,545	$1,277,649	$1,139,310	$931,806	$922,609	$887,843	$817,361
Gross margin	162,214	213,950	165,828	185,708	136,103	114,467	70,640	74,144	110,827	106,036	32,802
Selling, general and administrative expenses	135,261	119,408	85,340	76,204	58,847	50,603	49,136	49,214	50,872	49,934	46,277
Non-recurring recoveries	(2,951)	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	29,904	94,542	80,488	109,504	77,256	63,894	21,504	24,930	59,698	56,345	(12,475)
Interest expense, net	32,003	30,775	17,779	17,666	20,148	22,075	21,539	17,483	19,175	25,719	22,502
Income (loss) before income taxes and extraordinary charge	1,910	63,294	62,786	90,904	56,522	43,824	47	2,091	42,448	32,838	(33,712)
Miscellaneous, net	(5,742)	351	75	984	(1,698)	(2,439)	(1,357)	(249)	(1,666)	(2,455)	(2,265)
Income tax expense (benefit)	(12,425)	21,263	10,442	25,651	6,512	2,788	4,551	10,058	11,390	10,543	(4,048)
Income (loss) before extraordinary charge	14,335	42,031	52,344	65,253	50,010	41,036	(4,504)	(7,967)	31,058	22,295	(29,664)
Extraordinary charge — net of tax	—	(894)	—	—	—	—	(2,780)	—	—	(1,286)	—
Net income (loss)	$14,335	$41,137	$52,344	65,253	$50,010	$41,036	$(7,284)	$(7,967)	$31,058	$21,009	$(29,664)

Per Common Share Data: (c)
Income (loss) before extraordinary charge	$0.35	$1.02	$1.27	$1.58	$1.21	$0.99	$(0.11)*	$(0.19)	$0.75 *	$0.54	$(0.83)
Extraordinary charge — early repayment of debt	$—	$(0.02)	$—	$—	$—	$—	$(0.07)	$—	$—	$(0.03)	$—
Net Income (loss)	$0.35	$1.00	$1.27	$158.00	$1.21	$0.99	$(0.18)*	$(0.19)	$0.75 *	$0.51	$(0.83)
Cash dividends	$0.060	$0.060	$0.060	$0.045	$0.040	$0.040	$0.040	$0.040	$0.040	$0.020	$0.040
Book value	$9.57	$9.27	$8.33	$7.11	$5.58	$4.41	$3.46 *	$3.67	$3.91	$3.20	$2.71

Balance Sheet Summary:
Working capital	$179,171	$203,450	$124,531	$154,242	$147,040	$133,542	$88,455	$88,395	$99,724	$72,688	$11,227
Total assets	$1,221,418	$1,215,695	$705,420	$655,762	$601,439	$579,124	$536,722	$497,604	$438,683	$422,846	$434,566
Notes payable and current maturities of long-term debt	$4,665	$5,099	$4,657	$4,353	$5,889	$11,596	$35,850	$18,187	$4,493	$25,643	$86,424
Long-term debt, less current maturities	$448,979	$467,242	$165,037	$183,753	$199,784	$224,743	$198,334	$182,988	$152,631	$159,554	$131,534
Total debt	$453,644	$472,341	$169,694	$188,106	$205,673	$236,339	$234,184	$201,175	$157,124	$185,197	$217,958
Senior secured debt (included in Total Debt)	$253,644	$272,341	$79,199	$94,730	$110,161	$137,221	$134,914	$101,753	$58,454	$86,677	$167,958
Total stockholders’ equity	$393,470	$380,932	$342,559	$294,259	$230,871	$182,516	$143,135	$152,074	$161,696	$132,293	$112,112

Cash Flow Summary:
Operating cash flow	$99,555	$87,833	$130,803	$81,452	$85,016	$49,615	$11,391	$32,712	$60,664	$44,970	$(1,573)
Depreciation & amortization (d)	$70,973	$55,390	$36,027	$34,536	$32,591	$29,796	$28,024	$26,127	$25,177	$26,034	$24,090
Capital expenditures	$80,388	$112,632	$92,128	$69,649	$53,518	$50,231	$34,314	$35,194	$25,547	$15,201	$18,043
Business acquisitions	$—	$239,539	$—	$—	$—	$—	$—	$36,178	$—	$—	$—
Financing activities, net	$(21,163)	$254,382	$(22,619)	$(19,634)	$(32,498)	$348	$27,313	$40,173	$(30,291)	$(40,339)	$25,110

Cashflow Ratios:
EBITDA (e)	$103,469	$147,599	$115,356	$142,043	$108,268	$94,604	$47,849	$44,601	$85,500	$81,705	$12,380
EBITDA /interest expense, net	3.23	4.80	6.49	8.04	5.37	4.29	2.22	2.85	4.36	3.08	0.48

Key Indicators (as a percentage of net sales):
Gross margin	6.4%	9.7%	11.1%	13.7%	10.2%	9.0%	6.2%	8.0%	12.0%	11.9%	4.0%
Selling, general and administrative expenses	5.3%	5.4%	5.7%	5.6%	4.4%	4.0%	4.3%	5.3%	5.5%	5.6%	5.7%
Operating income (loss)	1.2%	4.3%	5.4%	8.1%	5.8%	5.0%	1.9%	2.7%	6.5%	6.3%	-1.6%
Interest expense, net	1.3%	1.4%	1.2%	1.3%	1.5%	1.7%	1.9%	1.9%	2.1%	2.9%	2.8%
Net income (loss)	0.6%	1.9%	3.5%	4.8%	3.8%	3.2%	-0.6%	-0.9%	3.4%	2.4%	-3.6%

(a) The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness.  The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b) Fiscal 1999 and 1993 had 53 weeks.

(c)  Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999.  See Note F of the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001.

(d) Includes amortization of capitalized financing costs of approximately	$1,417	$1,860	$1,236	$1,063	$993	$1,091	1761	1100	1300	1600	500

(e)  “EBITDA” is defined as the sum of net income (loss before extraordinary charges, interest, taxes, depreciation and amortization.  EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.  EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles.  EBITDA is calculated as follows

Net Income	$14,335	$41,137	$52,344	$65,253	$50,010	$41,036	$(7,284)	$(7,967)	$31,058	$21,009	$(29,664)
Add:
Extraordinary charge-net of tax	—	894	—	—	—	—	2,780	—	—	1,286	—
Income Tax Expense (benefit)	(12,425)	21,263	10,442	25,651	6,512	2,788	4,551	10,058	11,390	10,543	(4,048)
Interest expense, net	32,003	30,775	17,779	17,666	20,148	22,075	21,539	17,483	19,175	25,719	22,502
Depreciation and amortization	70,973	55,390	36,027	34,536	32,591	29,796	28,024	26,127	25,177	26,034	24,090
Minus:
Amortization of capitalized financing costs	1,417	1,860	1,236	1,063	993	1,091	1,761	1,100	1,300	1,600	500
EBITDA	$103,469	$147,599	$115,356	$142,043	$108,268	$94,604	$47,849	$44,601	$85,500	$81,705	$12,380

Pilgrim’s Pride Corporation

Selected Financial Data

for quarters ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

Quarters ended
03/29/03	12/28/02	09/28/02	06/29/02	03/30/02	12/29/01	09/29/01	06/30/01	03/31/01	(a)	12/30/00	09/30/00	07/01/00	04/01/00	01/01/00
(in thousands except per share data)
Income Statement Data:	*	*	*	*	*	*
Net sales	$630,592	$627,405	$639,819	$637,116	$600,753	$656,030	$641,251	$645,836	$541,593	$386,032	$379,375	$391,979	$373,260	$354,825
Gross margin	25,672	27,999	31,605	46,309	28,631	55,670	61,943	75,625	29,216	47,166	39,657	46,665	34,029	45,477
Selling, general and administrative expenses	35,576	32,045	35,069	32,654	33,003	34,535	30,826	30,139	34,488	23,955	24,022	20,316	20,747	20,255
Non-recurring recoveries	(11,324)	(14,387)	(65)	(691)	-	(2,195)	-	-	-	-	-	-	-	-
Operating income (loss)	1,409	10,341	(3,100)	14,045	(4,371)	23,330	31,117	45,486	(5,272)	23,211	15,635	26,349	13,282	25,222
Interest expense, net	9,942	9,476	7,137	9,031	7,261	8,573	9,536	10,014	7,085	4,140	4,210	4,967	4,699	3,903
Miscellaneous, net	(29,896)	(1,766)	(2,580)	(3,378)	873	(387)	(997)	1,751	(281)	(122)	327	465	(519)	(198)
Income (loss) before income taxes and extraordinary charge	18,146	2,981	(8,146)	6,525	(11,055)	15,679	22,017	34,323	(12,118)	19,072	11,782	20,319	9,178	21,507
Income tax expense (benefit)	7,381	225	(4,973)	3,259	(13,399)	2,688	8,188	9,056	(2,316)	6,335	463	3,175	155	6,649
Income (loss) before extraordinary charge	10,765	2,756	(4,972)	3,266	1,252	12,991	13,829	25,267	(9,802)	12,737	11,319	17,144	9,023	14,858
Extraordinary charge - net of tax	-	-	-	-	-	-	(894)	-	-	-	-	-	-	-
Net income (loss)	$10,765	$2,756	$(3,174)	$3,266	$1,252	$12,991	12,935	$25,267	$(9,802)	$12,737	$11,319	$17,144	$9,023	$14,858

Per Common Share Data: (c)
Income (loss) before extraordinary charge	$0.26	$0.07	$(0.08)	$0.08	$0.03	$0.32	$0.34	$0.61	$(0.24)	$0.31	$0.28	$0.41	$0.22	$0.36
Extraordinary charge - early repayment of debt	-	-	-	-	-	$-	$(0.02)	$-	$-	$-	$-	$-	$-	$-
Net Income (loss)	$0.26	$0.07	$(0.08)	$0.08	$0.03	$0.32	$0.32	$0.61	$(0.24)	$0.31	$0.28	$0.41	$0.22	$0.36
Cash dividends	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015
Book value	$9.86	$9.61	$9.57	$9.68	$9.57	$9.53	$9.27	$8.96	$8.37	$8.63	$8.33	$8.05	$7.66	$7.45

Balance Sheet Summary:
Working capital	$250,893	$171,582	$179,171	$157,980	$149,869	$143,360	$203,350	$177,194	$166,456	$107,508	$124,531	$142,915	$139,465	$148,659
Total assets	$1,259,111	$1,219,911	$1,221,418	$1,218,365	$1,195,552	$1,153,438	$1,215,695	$1,204,820	$1,176,261	$714,340	$705,420	$686,450	$665,158	$652,970
Notes payable and current maturities of long-term debt	$4,272	$3,525	$4,665	$63,210	$60,126	$5,177	$5,099	$59,022	$63,947	$14,242	$4,657	$4,729	$5,041	$4,103
Long-term debt, less current maturities	$491,825	$434,103	$448,979	$418,064	$410,628	$396,975	$467,242	$444,125	$460,346	$156,546	$165,037	$172,686	$175,350	$163,230
Total debt	$496,096	$437,628	$453,644	$481,274	$470,754	$402,152	$472,341	$503,147	$524,293	$170,788	$169,694	$177,415	$180,391	$167,333
Senior secured debt (included in Total Debt)	$296,096	$237,628	$253,644	$281,274	$270,754	$202,152	$272,341	$412,540	$433,723	$80,256	$79,199	$86,957	$87,873	$73,931
Total stockholders' equity	$405,330	$395,115	$393,470	$397,910	$393,641	$391,644	$380,932	$368,479	$344,261	$354,676	$342,559	$332,110	$316,898	$308,496

Cash Flow Summary:
Operating cash flow	$(56,617)	$40,617	$60,789	$15,704	$(58,711)	$81,773	$70,581	$48,738	$(47,486)	$16,000	$69,097	$18,298	$11,588	$31,820
Depreciation & amortization (d)	$17,803	$17,510	$18,114	$17,813	$17,647	$17,399	$15,962	$18,608	$12,152	$8,668	$9,279	$9,284	$8,878	$8,586
Capital expenditures	$15,907	$9,116	$23,958	$24,199	$14,898	$17,333	$(7,615)	$59,847	$27,793	$32,607	$35,195	$21,565	$20,956	$14,412
Business acquisitions	$-	$-	$-	$-	$-	$-	$-	$-	$239,539	$-	$-
Financing activities, net	$57,852	$(16,637)	$(28,240)	$9,900	$68,015	$(6,518)	$(31,646)	$(21,804)	$307,193	$436	$(8,628)	$(4,957)	$(30,465)	$21,430

Cashflow Ratios:
EBITDA (e)	$45,508	$29,594	$16,736	$33,012	$12,415	$41,305	$46,410	$62,664	$6,851	$31,673	$25,020	$34,198	$22,385	$33,733
EBITDA (last four qtrs.)	$124,850	$91,757	$103,468	$133,142	$162,794	$157,231	$147,599	$126,209	$97,742	$113,276	$115,336	$125,705	$129,717	$141,252

Key Indicators (as a percentage of net sales):
Gross margin	4.1%	4.5%	4.9%	7.3%	4.8%	8.5%	9.7%	11.7%	5.4%	12.2%	10.5%	11.9%	9.1%	12.8%
Selling, general and administrative expenses	3.8%	2.8%	5.4%	5.1%	5.5%	4.9%	4.8%	4.7%	6.4%	6.2%	6.3%	5.2%	5.6%	5.7%
Operating income (loss)	0.2%	1.6%	-0.5%	2.2%	-0.7%	3.6%	4.9%	7.0%	-1.0%	6.0%	4.1%	6.7%	3.6%	7.1%
Interest expense, net	1.6%	1.5%	1.1%	1.4%	1.2%	1.3%	1.5%	1.6%	1.3%	1.1%	1.1%	1.3%	1.3%	1.1%
Net income (loss)	1.7%	0.4%	-0.5%	0.5%	0.2%	2.0%	2.0%	3.9%	-1.8%	3.3%	3.0%	4.4%	2.4%	4.2%

(a)  The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness.  The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b) Fiscal quarter ended January 1, 1999 had 14 weeks.

(c)  Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999.  See Note F of the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001.

(d) Includes amortization of capitalized financing costs of approximately	383	372	369	357	346	$346	$1,105	$281	$268	$207	$251	$372	$370	$263

(e)  “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization.  EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.  EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles.  EBITDA is calculated as follows:

Net Income	$10,765	$2,756	$(3,174)	$3,266	$1,252	$12,991	$12,935	$25,267	$(9,802)	$12,737	$11,319	$17,144	$9,023	$14,858
Add:
Extraordinary charge-net of tax	-	-	-	-	-	-	(894)	-	-	-	-	-	-	-
Income Tax Expense (benefit)	7,381	225	(4,973)	3,259	(13,399)	2,688	8,188	9,056	(2,316)	6,335	463	3,175	155	6,649
Interest expense, net	9,942	9,476	7,137	9,031	7,261	8,573	9,536	10,014	7,085	4,140	4,210	4,967	4,699	3,903
Depreciation and amortization	17,803	17,510	18,114	17,813	17,647	17,399	15,962	18,608	12,152	8,668	9,279	9,284	8,878	8,586
Minus:
Amortization of capitalized financing costs	383	372	369	357	346	346	1,105	281	268	207	251	372	370	263
EBITDA	$45,508	$29,594	$16,736	$33,012	$12,415	$41,305	$46,410	$62,664	$6,851	$31,673	$25,020	$34,198	$22,385	$33,733

	Quarters ended
	10/02/99	07/03/99	04/03/99	01/02/99 (b)	09/26/98	06/27/98	03/28/98	12/27/97	09/27/97	6/28/97	03/29/97	12/28/96
	(in thousands except per share data)
		*	*	*		*	*	*
Income Statement Data:
Net sales	$317,261	$344,160	$329,894	$366,088	$340,712	$328,500	$324,446	$337,887	$341,274	$335,168	$303,401	$297,806
Gross margin	46,130	49,415	46,262	43,901	47,126	32,736	26,861	29,380	33,860	27,285	23,085	30,267
Selling, general and administrative expenses	17,316	20,203	20,970	17,715	15,682	13,693	15,463	14,009	8,567	14,658	13,425	13,953
Non-recurring recoveries	-	-	-	-	-	-	-	-	-	-	-	-
Operating income (loss)	28,814	29,212	25,292	26,186	31,444	19,043	11,398	15,371	25,293	12,627	9,660	16,314
Interest expense, net	4,535	4,308	4,090	4,733	4,824	5,195	5,093	5,036	5,770	5,572	5,284	5,449
Miscellaneous, net	1,348	(191)	(261)	88	(212)	(535)	(488)	(463)	595	(128)	(397)	(2,509)
Income (loss) before income taxes and extraordinary charge	22,549	25,274	21,624	21,457	26,063	13,970	6,219	10,270	19,142	7,071	4,674	12,937
Income tax expense (benefit)	6,113	6,957	7,044	5,537	5,773	2,135	(549)	(847)	451	(215)	(280)	2,832
Income (loss) before extraordinary charge	16,436	18,317	14,580	15,920	20,290	11,835	6,768	11,117	18,691	7,286	4,954	10,105
Extraordinary charge - net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Net income (loss)	16,436	$18,317	$14,580	$15,920	$20,290	$11,835	$6,768	$11,117	$18,691	$7,286	$4,954	$10,105

Per Common Share Data: (c)
Income (loss) before extraordinary charge	$0.41	$0.44	$0.35	$0.38	$0.49	$0.29	$0.16	$0.27	$0.45	$0.18	$0.12	$0.24
Extraordinary charge - early repayment of debt	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net Income (loss)	$0.41	$0.44	$0.35	$0.38	$0.49	$0.29	$0.16	$0.27	$0.45	$0.18	$0.12	$0.24
Cash dividends	$0.015	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010
Book value	$7.11	$6.73	$6.30	$5.95	$5.58	$5.08	$4.82	$4.67	$4.41	$3.97	$3.80	$3.69

Balance Sheet Summary:
Working capital	$154,242	$158,858	$150,686	$144,981	$147,040	$139,713	$132,518	$114,948	$133,542	$99,829	$98,526	$100,925
Total assets	$655,762	$657,974	$626,745	$607,365	$601,439	$578,541	$574,805	$564,611	$579,124	$566,725	$531,579	$525,628
Notes payable and current maturities of long-term debt	$4,353	$7,928	$6,338	$4,629	$5,889	$11,638	$11,589	$8,708	$11,596	$30,884	$33,645	$25,564
Long-term debt, less current maturities	$183,753	$195,283	$197,971	$185,358	$199,784	$216,741	$219,394	$204,890	$224,743	$210,358	$193,546	$195,957
Total debt	$188,106	$203,211	$204,309	$189,987	$205,673	$228,379	$230,983	$213,598	$236,339	$241,242	$227,191	$221,521
Senior secured debt (included in Total Debt)	$94,730	$109,884	$111,019	$96,735	$110,161	$129,149	$131,790	$114,443	$137,221	$142,161	$128,148	$122,461
Total stockholders' equity	$294,259	$278,447	$260,543	$246,377	$230,871	$210,369	$199,573	$193,220	$182,516	$164,239	$157,366	$152,826

Cash Flow Summary:
Operating cash flow	$44,926	$7,086	$(8,009)	$37,449	$52,784	$13,487	$(13,684)	$32,429	$24,710	$15,233	$(6,983)	$16,655
Depreciation & amortization (d)	$8,546	$8,869	$8,468	$8,653	$8,098	$8,427	$8,014	$8,052	$8,050	$7,517	$7,094	$7,135
Capital expenditures	$17,479	$13,402	$25,935	$12,833	$14,084	$13,633	$10,449	$15,352	$9,456	$28,613	$7,967	$4,195
Business acquisitions
Financing activities, net	$(15,766)	$(1,548)	$10,618	$(12,938)	$(23,186)	$(15,570)	$29,450	$(23,192)	$(5,356)	$13,600	$5,220	$(13,116)

Cashflow Ratios:
EBITDA (e)	$35,389	$38,210	$33,921	$34,525	$38,808	$27,308	$19,046	$23,106	$32,769	$19,839	$16,767	$25,229
EBITDA (last four qtrs.)	$142,045	$145,464	$134,562	$119,688	$108,268	$102,229	$94,760	$92,481	$94,604	$61,835	$41,995	$25,229

Key Indicators (as a percentage of net sales):
Gross margin	14.5%	14.4%	14.0%	12.0%	13.8%	10.0%	8.3%	8.7%	9.9%	8.1%	7.6%	10.2%
Selling, general and administrative expenses	5.5%	5.9%	6.4%	4.8%	4.6%	4.2%	4.8%	4.1%	2.5%	4.4%	4.4%	4.7%
Operating income (loss)	9.1%	8.5%	7.7%	7.2%	9.2%	5.8%	3.5%	4.5%	7.4%	3.8%	3.2%	5.5%
Interest expense, net	1.4%	1.3%	1.2%	1.3%	1.4%	1.6%	1.6%	1.5%	1.7%	1.7%	1.7%	1.8%
Net income (loss)	5.2%	5.3%	4.4%	4.3%	6.0%	3.6%	2.1%	3.3%	5.5%	2.2%	1.6%	3.4%

(a) The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness.  The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b) Fiscal quarter ended January 1, 1999 had 14 weeks.

(c) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999.  See Note F of the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001.

(d) Includes amortization of capitalized financing costs of approximately	$241	$241	$261	$318	$177	$284	$280	$252	$193	$321	$285	$292

(e) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization.  EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.  EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles.  EBITDA is calculated as follows:

Net Income	$16,436	$18,317	$14,580	$15,920	$20,290	$11,835	$6,768	$11,117	$18,691	$7,286	$4,954	$10,105
Add:
Extraordinary charge-net of tax	-	-	-	-	-	-	-	-	-	-	-	-
Income Tax Expense (benefit)	6,113	6,957	7,044	5,537	5,773	2,135	(549)	(847)	451	(215)	(280)	2,832
Interest expense, net	4,535	4,308	4,090	4,733	4,824	5,195	5,093	5,036	5,770	5,572	5,284	5,449
Depreciation and amortization	8,546	8,869	8,468	8,653	8,098	8,427	8,014	8,052	8,050	7,517	7,094	7,135
Minus:
Amortization of capitalized financing costs	241	241	261	318	177	284	280	252	193	321	285	292
EBITDA	$35,389	$38,210	$33,921	$34,525	$38,808	$27,308	$19,046	$23,106	$32,769	$19,839	$16,767	$25,229

Pilgrim’s Pride Corporation

Statistical Management Discussion and Analysis

for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

	Quarters Ended
	03/29/03	12/28/02	09/28/02	06/29/02	03/30/02	12/29/01	09/29/01	06/30/01	03/31/01 (a)	12/30/00	09/30/00	07/01/00	04/01/00	01/01/00
United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$422,493	$390,034	$417,387	$427,325	$398,608	$405,738	$427,191	$422,985	$356,341	$265,824	$263,549	$282,973	$253,687	$250,178
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7255	$0.6617	$0.6883	$0.6934	$0.6872	$0.7075	$0.7470	$0.7232	$0.7096	$0.7221	$0.7173	$0.7187	$0.6624	$0.7140

U.S. Chicken Net Pounds Produced (000’s)	582,383	589,433	606,383	616,274	580,037	573,464	571,867	584,896	502,173	368,143	367,431	393,755	382,955	350,409

Other Operations:
Other Sales (000’s)	52,801	48,523	52,846	48,330	49,543	42,972	45,843	45,719	46,568	41,725	36,706	27,940	42,843	34,201

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	475,294	438,557	470,233	475,655	448,151	448,710	473,034	468,704	402,909	307,552	300,255	310,913	296,530	284,379

U.S. Chicken & Other Operating Income (000’s)	1,628	4,008	4,442	14,409	3,701	7,160	27,700	27,971	1,795	20,631	8,411	12,909	3,502	21,106
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	0.34%	0.91%	0.94%	3.03%	0.83%	1.60%	5.86%	5.97%	0.45%	6.71%	2.80%	4.15%	1.18%	7.42%

Turkey

U.S. Turkey Sales (000’s)	62,407	94,379	82,832	76,656	72,226	116,404	88,615	87,380	62,840	—	—	—	—	—
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.5672	$0.9047	$0.8353	$0.7304	$0.6222	$1.0311	$0.7896	$0.7875	$0.8282	—	—	—	—	—

U.S. Turkey Operating Income (000’s)	(15,403)	(14,268)	(10,883)	(6,884)	(7,559)	5,503	2,406	3,750	(1,867)	—	—	—	—	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	—24.68%	—15.12%	—13.14%	—8.98%	—10.47%	4.73%	2.72%	4.29%	—2.97%	—	—	—	—	—

U.S. Turkey Net Pounds Produced (000’s)	110,024	104,321	99,165	104,946	116,074	112,896	112,233	110,958	75,879	—	—	—	—	—

U.S. Summary

U.S. Sales (000’s)**	537,701	532,936	553,065	552,311	520,377	565,114	561,649	556,084	465,749	307,552	300,255	310,913	296,530	284,379
U.S. Cost of Sales (000’s)	522,291	517,183	531,360	517,669	497,296	524,708	507,112	499,916	436,038	268,120	273,604	282,676	276,987	247,149
U.S. Gross Margin (000’s)	15,410	15,753	21,705	34,642	23,081	40,406	54,537	56,168	29,711	39,432	26,651	28,237	19,543	37,230
U.S. Gross Margin as a percent of U.S. Sales	2.87%	2.96%	3.92%	6.27%	4.44%	7.15%	9.71%	10.10%	6.38%	12.82%	8.88%	9.08%	6.59%	13.09%

U.S. Selling, General and Administrative Expenses (000’s)	29,185	26,013	28,146	27,117	26,939	27,743	24,431	24,448	29,783	18,801	18,240	15,328	16,041	16,124
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.43%	4.88%	5.09%	4.91%	5.18%	4.91%	4.35%	4.40%	6.39%	6.11%	6.07%	4.93%	5.41%	5.67%

U.S. Operating Income (000’s)	(13,775)	(10,260)	(6,441)	7,525	(3,858)	12,663	30,106	31,720	(72)	20,631	8,411	12,909	3,502	21,106
U.S. Operating Income as a percent of U.S. Sales	—2.56%	—1.93%	—1.16%	1.36%	—0.74%	2.24%	5.36%	5.70%	—0.02%	6.71%	2.80%	4.15%	1.18%	7.42%

Mexico
Chicken Operations:
Mexico Chicken Sales (000’s) ©	90,247	88,092	81,260	80,308	75,674	86,528	76,054	84,078	70,447	72,853	73,176	75,686	71,804	64,939
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5759	$0.5898	$0.5984	$0.6177	$0.5820	$0.5812	$0.5455	$0.6411	$0.5039	$0.5222	$0.5634	$0.6585	$0.6309	$0.5141

Mexico Other Operations:
Mexico Other Sales (000’s) (c)	2,644	6,377	5,494	4,498	4,702	4,388	3,548	5,674	5,397	5,627	5,945	5,380	4,926	5,507

Mexico Chicken Operating Income (000’s)	3,872	6,214	3,276	5,830	(514)	8,471	1,011	13,767	(5,201)	2,580	7,225	13,439	9,779	4,116
Mexico Operating Income as a percent of Mexico Chicken Sales	4.17%	6.58%	3.78%	6.88%	—0.64%	9.32%	1.27%	15.34%	—6.86%	3.29%	9.13%	16.58%	12.74%	5.84%

Mexico Net Pounds Produced (000’s)	156,717	149,356	135,789	130,011	130,027	148,876	139,415	131,152	139,799	139,510	129,877	114,931	113,805	126,313

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000’s)	512,740	478,126	498,647	507,632	474,282	492,266	503,245	507,063	426,788	338,677	336,725	358,659	325,491	315,117
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6937	$0.6472	$0.6719	$0.6802	$0.6679	$0.6815	$0.7075	$0.7081	$0.6648	$0.6671	$0.6771	$0.7051	$0.6552	$0.6610

Chicken Net Pounds Produced from all Divisions (000’s)	739,100	738,789	742,172	746,285	710,064	722,340	711,282	716,048	641,972	507,653	497,308	508,686	496,760	476,722

Other Operations:
Other Sales (000’s)©	55,445	54,900	58,340	52,828	54,245	47,360	49,391	51,393	51,965	47,352	42,651	33,320	47,769	39,708

Totals All Operations:
Total Net Sales (000’s)	630,592	627,405	639,819	637,116	600,753	656,030	641,251	645,836	541,593	386,032	379,375	391,979	373,260	354,825
Total Cost of Sales (000’s)	604,919	599,406	608,213	590,807	572,122	600,361	579,307	570,211	512,377	338,866	339,718	345,314	339,231	309,348
Gross Margin from all operations (000’s)	25,673	27,999	31,606	46,309	28,631	55,669	61,944	75,625	29,216	47,166	39,658	46,665	34,029	45,477
Gross Margin from all operations as a percent of Total Net Sales	4.07%	4.46%	4.94%	7.27%	4.77%	8.49%	9.66%	11.71%	5.39%	12.22%	10.45%	11.90%	9.12%	12.82%

Total Selling, General and Administrative Expenses (000’s)	35,576	32,045	34,771	32,954	33,003	34,535	30,827	30,138	34,488	23,955	24,022	20,316	20,747	20,255
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.64%	5.11%	5.43%	5.17%	5.49%	5.26%	4.81%	4.67%	6.37%	6.21%	6.33%	5.18%	5.56%	5.71%

Operating Income from all operations (000’s)	(9,903)	(4,046)	(3,165)	13,355	(4,372)	21,134	31,117	45,487	(5,272)	23,211	15,636	26,349	13,282	25,222
Operating Income from all operations as a percent of Total Net Sales	1.57%	—0.64%	—0.49%	2.10%	—0.73%	3.22%	4.85%	7.04%	—0.97%	6.01%	4.12%	6.72%	3.56%	7.11%

Avian Influenza Reimbursement (000’s)	1,749	14,301	—	—	—	—	—	—	—	—	—	—	—	—
Vitamin Settlements (000’s)	9,564	86	65	691	—	2,195	—	—	—	—	—	—	—	—
Total Adjustments (000’S)	11,313	14,387	65	691	—	2,195	—	—	—	—	—	—	—	—

Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	1,410	10,341	(3,100)	14,046	(4,372)	23,329	31,117	45,487	(5,272)	23,211	15,636	26,349	13,282	25,222
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	0.22%	1.65%	—0.48%	2.20%	—0.73%	3.56%	4.85%	7.04%	—0.97%	6.01%	4.12%	6.72%	3.56%	7.11%

(a)  The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001,  the acquisition date.

(b) 14 week Quarter.

(c) Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.
Amounts reclassified by quarter were:	$—	$—	$123	$—	$—	$—	$7	$10	$10	$10	$146	$132	$122	$135

	Quarters Ended
	10/02/99	07/03/99	04/03/99	01/02/99(b)	09/26/98	06/27/98	03/28/98	12/27/97	09/27/97	6/28/97	03/29/97	12/28/96
United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$249,181	$254,794	$236,673	$222,848	$243,772	$228,719	$218,268	$218,634	$233,779	$227,111	$204,128	$193,147
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7220	$0.7317	$0.6953	$0.6517	$0.7828	$0.7196	$0.6908	$0.6816	$0.7017	$0.6926	$0.7090	$0.7163

U.S. Chicken Net Pounds Produced (000’s)	345,141	348,232	340,387	341,931	311,428	317,849	315,948	320,773	333,184	327,928	287,915	269,655

Other Operations:
Other Sales (000’s)	32,151	26,461	36,690	44,105	34,391	32,656	36,074	40,942	34,382	33,619	38,095	38,391

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	281,332	281,255	273,363	266,953	278,163	261,375	254,342	259,576	268,161	260,730	242,223	231,538

U.S. Chicken & Other Operating Income (000’s)	25,619	22,076	21,741	18,741	22,266	8,434	3,104	2,473	10,300	4,622	4,031	10,369
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	9.11%	7.85%	7.95%	7.02%	8.00%	3.23%	1.22%	0.95%	3.84%	1.77%	1.66%	4.48%

Turkey

U.S. Turkey Sales (000’s)	—	—	—	—	—	—	—	—	—	—	—	—
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	—	—	—	—	—	—	—	—	—	—	—	—

U.S. Turkey Operating Income (000’s)	—	—	—	—	—	—	—	—	—	—	—	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	—	—	—	—	—	—	—	—	—	—	—	—

U.S. Turkey Net Pounds Produced (000’s)	—	—	—	—	—	—	—	—	—	—	—	—

U.S. Summary

U.S. Sales (000’s)**	281,332	281,255	273,363	266,953	278,163	261,375	254,342	259,576	268,161	260,730	242,223	231,538
U.S. Cost of Sales (000’s)	242,313	243,018	234,533	234,667	244,055	241,956	239,915	246,985	253,014	244,820	227,462	210,213
U.S. Gross Margin (000’s)	39,019	38,236	38,830	32,287	34,108	19,419	14,427	12,591	15,147	15,910	14,761	21,325
U.S. Gross Margin as a percent of U.S. Sales	13.87%	13.59%	14.20%	12.09%	12.26%	7.43%	5.67%	4.85%	5.65%	6.10%	6.09%	9.21%

U.S. Selling, General and Administrative Expenses (000’s)	13,399	16,160	17,089	13,545	11,842	10,985	11,323	10,118	4,847	11,288	10,730	10,956
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.76%	5.75%	6.25%	5.07%	4.26%	4.20%	4.45%	3.90%	1.81%	4.33%	4.43%	4.73%

U.S. Operating Income (000’s)	25,619	22,076	21,741	18,741	22,266	8,434	3,104	2,473	10,300	4,622	4,031	10,369
U.S. Operating Income as a percent of U.S. Sales	9.11%	7.85%	7.95%	7.02%	8.00%	3.23%	1.22%	0.95%	3.84%	1.77%	1.66%	4.48%

Mexico
Chicken Operations:
Mexico Chicken Sales (000’s) ©	60,244	57,870	51,805	63,613	55,508	59,945	63,333	78,311	73,113	74,438	61,178	66,268
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.4746	$0.5505	$0.5290	$0.5022	$0.6025	$0.6491	$0.6253	$0.6803	$0.6612	$0.6916	$0.5959	$0.6538

Mexico Other Operations:
Mexico Other Sales (000’s) (c)	5,685	5,035	4,726	5,522	7,040	7,180	6,771	7,823

Mexico Chicken Operating Income (000’s)	3,195	7,136	3,551	7,445	9,178	10,608	8,294	12,898	14,993	8,005	5,630	5,945
Mexico Operating Income as a percent of Mexico Chicken Sales	4.85%	11.34%	6.28%	10.77%	14.67%	15.80%	11.83%	16.47%	20.51%	10.75%	9.20%	8.97%

Mexico Net Pounds Produced (000’s)	126,948	105,117	97,927	126,657	92,135	92,350	101,276	115,118	110,570	107,635	102,663	101,357

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000’s)	309,425	312,664	288,478	286,461	299,280	288,664	281,601	289,122	306,892	301,549	265,306	259,415
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6554	$0.6897	$0.6582	$0.6113	$0.7416	$0.7037	$0.6749	$0.6633	$0.6916	$0.6923	$0.6793	$0.6992

Chicken Net Pounds Produced from all Divisions (000’s)	472,089	453,349	438,314	468,588	403,563	410,199	417,224	435,891	443,754	435,563	390,578	371,012

Other Operations:
Other Sales (000’s)©	37,836	31,496	41,416	49,627	41,431	39,836	42,845	48,765	34,382	33,619	38,095	38,391

Totals All Operations:
Total Net Sales (000’s)	347,261	344,160	329,894	336,088	340,711	328,500	324,446	337,887	341,274	335,168	303,401	297,806
Total Cost of Sales (000’s)	301,131	294,745	283,632	292,187	293,586	295,764	297,585	308,507	307,414	307,883	280,316	267,539
Gross Margin from all operations (000’s)	46,131	49,415	46,262	43,900	47,125	32,736	26,861	29,380	33,860	27,285	23,085	30,267
Gross Margin from all operations as a percent of Total Net Sales	13.28%	14.36%	14.02%	13.06%	13.83%	9.97%	8.28%	8.70%	9.92%	8.14%	7.61%	10.16%

Total Selling, General and Administrative Expenses (000’s)	17,316	20,203	20,970	17,715	15,681	13,694	15,463	14,009	8,567	14,658	13,425	13,953
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.99%	5.87%	6.36%	5.27%	4.60%	4.17%	4.77%	4.15%	2.51%	4.37%	4.42%	4.69%

Operating Income from all operations (000’s)	28,814	29,212	25,292	26,186	31,444	19,042	11,398	15,371	25,293	12,627	9,660	16,314
Operating Income from all operations as a percent of Total Net Sales	8.30%	8.49%	7.67%	7.79%	9.23%	5.80%	3.51%	4.55%	7.41%	3.77%	3.18%	5.48%

Avian Influenza Reimbursement (000’s)	—	—	—	—	—	—	—	—	—	—	—
Vitamin Settlements (000’s)	—	—	—	—	—	—	—	—	—	—	—	—
Total Adjustments (000’S)	—	—	—	—	—	—	—	—	—	—	—	—

Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	28,814	29,212	25,292	26,186	31,444	19,042	11,398	15,371	25,293	12,627	9,660	16,314
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	8.30%	8.49%	7.67%	7.79%	9.23%	5.80%	3.51%	4.55%	7.41%	3.77%	3.18%	5.48%

(a)  The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001,  the acquisition date.

(b) 14 week Quarter.

(c) Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.
Amounts reclassified by quarter were:	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—